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                               AIM HIGH YIELD FUND
                                 AIM INCOME FUND
                        AIM INTERMEDIATE GOVERNMENT FUND
                       AIM LIMITED MATURITY TREASURY FUND
                              AIM MONEY MARKET FUND
                             AIM MUNICIPAL BOND FUND
                            AIM SHORT TERM BOND FUND
                           AIM TOTAL RETURN BOND FUND

             (SERIES PORTFOLIOS OF AIM INVESTMENT SECURITIES FUNDS)

                      Supplement dated July 28, 2003 to the
             Statement of Additional Information dated July 21, 2003


The following information replaces the second paragraph its entirety under the heading "DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS - DIVIDENDS AND DISTRIBUTIONS" on page 62 of the Statement of Additional Information:

                  "Dividends are declared to shareholders of record immediately prior to the determination of the net asset value of each Fund. For each Fund, dividends begin accruing on the first business day following the day on which a purchase order for shares settles (is paid for), and accrue through the day on which a redemption order is processed. Thus, if a purchase order settles on Friday, dividends will generally begin accruing on the following Monday."